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                                                                    EXHIBIT 10.3



                                  MP3.COM, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                ADOPTED BY THE BOARD OF DIRECTORS ON MAY 13, 1999
                   ADJUSTED FOR TWO-FOR-THREE SPLIT _______, 1999
                  APPROVED BY THE STOCKHOLDERS ON _______, 1999


        1.     PURPOSE.

               (a) The purpose of this Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of MP3.com, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

               (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

               (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

               (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

        2.     ADMINISTRATION.

               (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

               (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                      (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                      (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.



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                      (iii) To construe and interpret the Plan and rights
granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                      (iv) To amend the Plan as provided in paragraph 13.

                      (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

               (c) The Board may delegate administration of the Plan to a Committee composed of one (1) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

               (d) Any interpretation of the Plan by the Board of any decision made by it under the Plan shall be final and binding on all persons.

        3.     SHARES SUBJECT TO THE PLAN.

               (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three hundred thousand (300,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

               (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

        4.     GRANT OF RIGHTS; OFFERING.

               (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of



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separate Offerings need not be identical, but each Offering shall include
(through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

               (b) If an employee has more than one (1) right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder, a right with a lower exercise price (or an earlier-granted right if two (2) rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right if two (2) rights have identical exercise prices) will be exercised.

        5.     ELIGIBILITY.

               (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

               (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                      (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                      (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                      (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.



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               (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

               (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

               (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan; provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

        6.     RIGHTS; PURCHASE PRICE.

               (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one (1) or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

               (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one (1) Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.



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               (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                      (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                      (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

        7.     PARTICIPATION; WITHDRAWAL; TERMINATION.

               (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering an enrollment agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(e)(3),
Section 402(h) or section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), and also, if determined by the Board or the Committee and set forth in the terms of the Offering, may include any or all of the following: (i) overtime pay, (ii) commissions, (iii) bonuses, incentive pay, profit sharing and other remuneration paid directly to the employee, and/or (iv) other items of remuneration not specifically excluded pursuant to the Plan. Earnings shall not include the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. Notwithstanding the foregoing, the Board or Committee may modify the definition of "Earnings" with respect to one or more Offerings as the Board or Committee determines appropriate. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

               (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall



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distribute to such participant all of his or her accumulated payroll deductions
(reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new enrollment agreement in order to participate in subsequent Offerings under the Plan.

               (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

               (d) Rights granted under the Plan shall not be transferable by a participant other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14, and during a participant's lifetime, shall be exercisable only by such participant.

        8.     EXERCISE.

               (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase one or more whole shares of Common Stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

               (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering



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hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

        9.     COVENANTS OF THE COMPANY.

               (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such rights.

               (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

        10.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

        11.    RIGHTS AS A STOCKHOLDER.

        A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company (or its transfer agent).

        12.    ADJUSTMENTS UPON CHANGES IN STOCK.

               (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and



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the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

               (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a lease, sale, or other disposition of all or substantially all of the assets of the Company; (3) a merger or consolidation in which the Company is not the surviving corporation; (4) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (5) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; or (6) the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"; (if the election, or nomination for election by the Company's stockholders, of a new director was approved by a vote of at least fifty percent (50%) of the members of the Board then comprising the Incumbent Board, such new director shall upon his or her election be considered a member of the Incumbent Board) cease for any reason to constitute at least fifty percent (50%) of the Board; then the Board in its sole discretion may take any action or arrange for the taking of any action among the following: (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) all participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to or within a reasonable period of time following the transaction described above and the participants' rights under the ongoing Offering terminated.

        13. AMENDMENT OF THE PLAN OR OFFERINGS.

               (a) The Board at any time, and from time to time, may amend the Plan or the terms of one or more Offerings. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve
(12) months before or after the adoption of the amendment, where the amendment will:

                      (i) Increase the number of shares reserved for rights under the Plan;

                      (ii) Modify the provisions as to eligibility for participation in the Plan or an Offering (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to



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comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, or any comparable successor rule ("Rule 16b-3"); or

                      (iii) Modify the Plan or an Offering in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan or an Offering in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under an Offering into compliance therewith.

               (b) The Board may, in its sole discretion, submit any amendment to the Plan or an Offering for stockholder approval.

               (c) Rights and obligations under any rights granted before amendment of the Plan or Offering shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code.

        14.    DESIGNATION OF BENEFICIARY.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if applicable, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice in the form prescribed by the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living (or if an entity, is otherwise in existence) at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one (1) or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may determine.



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        15. TERMINATION OR SUSPENSION OF THE PLAN.

               (a) The Board in its discretion, may suspend or terminate the Plan at any time. The Plan shall automatically terminate if all the shares subject to the Plan pursuant to subparagraph 3(a) are issued. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

               (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code.

        16.    EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the same day on which the Company's registration statement under the Securities Act with respect to the initial public offering of shares of the Company's Common Stock becomes effective (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan had been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

        17.    CHOICE OF LAW.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of California, without regard to such state's conflict of laws rules.



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                                 MP3.COM, INC.
                      EMPLOYEE STOCK PURCHASE PLAN OFFERING

                ADOPTED BY THE BOARD OF DIRECTORS ON MAY __, 1999


1.      GRANT; OFFERING DATE.

        (a) The Board of Directors (the "Board") of MP3.com, Inc. (the "Company"), pursuant to the Company's Employee Stock Purchase Plan (the "Plan"), hereby authorizes the grant of rights to purchase shares of the common stock of the Company ("Common Stock") to all Eligible Employees (an "Offering"). The first Offering shall begin on the effective date of the initial public offering of the Company's Common Stock and end on July 31, 2001 (the "Initial Offering"). Thereafter, an Offering shall begin on August 1, 2001 and on each August 1 every second year thereafter, and each such offering shall end on the day prior to the second anniversary of its Offering Date. The first day of an Offering is that Offering's "Offering Date."

        (b) Notwithstanding the foregoing: (i) if any Offering Date falls on a day that is not a Trading Day (as defined herein), then such Offering Date shall instead fall on the next subsequent Trading Day and (ii) if any Purchase Date falls on a day that is not a Trading Day, then such Purchase Date shall instead fall on the immediately preceding Trading Day. "Trading Day" shall mean any day the exchange(s) or market(s) on which the Common Stock is listed, whether it be any established stock exchange, The Nasdaq National Market, The Nasdaq SmallCap Market or otherwise, is open for trading.

        (c) Notwithstanding anything to the contrary, in the event that the Fair Market Value (as defined herein) of a share of Common Stock on any Purchase Date during an Offering is less than the Fair Market Value of a share of Common Stock on the Offering Date of such Offering, then following the purchase of Common Stock on such Purchase Date: (i) the Offering shall terminate and (ii) all participants in the just-terminated Offering shall automatically be enrolled in the Offering that shall commence on the next Trading Day following the Purchase Date. Except as provided in paragraph 4, "Fair Market Value" shall mean the closing sales price for the Common Stock (or the closing bid price, if no sales were reported) as quoted on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market and as reported in The Wall Street Journal or such other source as the Board deems reliable.

        (d) Prior to the commencement of any Offering, the Board (or the Committee described in subparagraph 2(c) of the Plan, if any) may change any or all terms of such Offering and any subsequent Offerings. The granting of rights pursuant to each Offering hereunder shall occur on each respective Offering Date unless, prior to such date (a) the Board (or the Committee) determines that such Offering shall not occur, or (b) no shares remain available for issuance under the Plan in connection with the Offering.

        (e) Notwithstanding any other provisions of an Offering, if the terms of an Offering as previously established by the Board would, as a result of a change to applicable accounting standards, as a result of obtaining shareholder approval during such Offering for shares of Common Stock that would be issued under such Offering (but for the provisions of this Section

1(e)), or otherwise, generate a charge to earnings, such Offering shall terminate effective as of the earlier of (1) the day prior to the date such change of accounting standards would otherwise first apply to the Offering or
(2) the day prior to the date upon which the maximum aggregate number of shares of Common Stock available to be purchased by all Eligible Employees under such Offering (excluding any additional shares of Common Stock made available for issuance under the Plan by approval of the shareholders of the Company during the Offering) exceeds the aggregate number of whole shares purchasable by all Eligible Employees based upon the aggregate of such Employees' payroll deductions accumulated pursuant to such Offering (the "Offering Termination Date"), and such Offering Termination Date shall be the final Purchase Date of such Offering. A subsequent Offering shall commence on such date and on such terms as shall be provided by the Board of Directors of the Company.

2.      ELIGIBLE EMPLOYEES.

        (a) All employees of the Company and each of its Affiliates (as defined in the Plan) incorporated in the United States, shall be granted rights to purchase Common Stock under each Offering on the Offering Date of such Offering, provided that each such employee otherwise meets the employment requirements of subparagraph 5(a) of the Plan (an "Eligible Employee") and that each Eligible Employee may only contribute to one Offering at any given point in time. Notwithstanding the foregoing, the following employees shall not be Eligible Employees or be granted rights under an Offering: (i) part-time or seasonal employees whose customary employment is less than twenty (20) hours per week or five (5) months per calendar year and (ii) 5% stockholders (including ownership through unexercised and/or unvested stock options) described in subparagraph 5(c) of the Plan.

        (b) Notwithstanding the foregoing, each person who first becomes an Eligible Employee during any Offering and at least six (6) months prior to the final Purchase Date (as defined in paragraph 6 hereof) of the Offering will, on the next February 1 or August 1 during that Offering following the date that person first becomes an Eligible Employee, receive a right under such Offering, which right shall thereafter be deemed to be a part of the Offering. Such right shall have the same characteristics as any rights originally granted under the Offering except that:

               (1) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right; and

               (2) the Offering for such right shall begin on its Offering Date and end coincident with the end of the ongoing Offering.

3.      RIGHTS.

        (a) Subject to the limitations contained herein and in the Plan, on each Offering Date each Eligible Employee shall be granted the right to purchase the number of shares of Common Stock purchasable with up to fifteen percent (15%) of such employee's Earnings paid during the period of such Offering beginning after such Eligible Employee first commences participation; provided, however, that no employee may purchase Common Stock on a particular Purchase Date that would result in more than fifteen percent (15%) of such employee's Earnings in the period from the Offering Date to such Purchase Date having been applied to purchase shares under all ongoing Offerings under the Plan and all other plans of the Company intended to qualify as "employee stock purchase plans" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). For this Offering, "Earnings" means the base salary paid to an employee (including all amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, and bonuses, but excluding other remuneration paid directly to the employee, profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation.

        (b) Notwithstanding the foregoing, the maximum number of shares of Common Stock an Eligible Employee may purchase on any Purchase Date in an Offering shall be such number of shares as has a Fair Market Value (determined as of the Offering Date for such Offering) equal to (x) $25,000 multiplied by the number of calendar years in which the right under such Offering has been outstanding at any time, minus (y) the Fair Market Value of any other shares of Common Stock (determined as of the relevant Offering Date with respect to such shares) which, for purposes of the limitation of Section 423(b)(8) of the Code, are attributed to any of such calendar years in which the right is outstanding. The amount in clause (y) of the previous sentence shall be determined in accordance with regulations applicable under Section 423(b)(8) of the Code based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering or any other Offering under the Plan, or pursuant to any other Company plans intended to qualify as "employee stock purchase plans" under Section 423 of the Code, and (ii) the number of shares subject to other rights outstanding on the Offering Date for such Offering pursuant to the Plan or any other such Company plan.

        (c) The maximum aggregate number of shares available to be purchased by all Eligible Employees under an Offering shall be the number of shares remaining available under the Plan on the Offering Date. If the aggregate purchase of shares of Common Stock upon exercise of rights granted under the Offering would exceed the maximum aggregate number of shares available, the Board shall make a pro rata allocation of the shares available in a uniform and equitable manner.

4.      PURCHASE PRICE.

        The purchase price of the Common Stock under the Offering shall be the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Offering Date or (ii) or eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Purchase Date, in each case rounded up to the nearest whole cent per share. For the Initial Offering, the Fair Market Value of the Common Stock at the time when the Offering commences shall be the price per share at which shares of Common Stock are first sold to the public in the Company's initial public offering as specified in the final prospectus with respect to that public offering.

5.      PARTICIPATION.

        (a) An Eligible Employee may elect to participate in an Offering only at the beginning of the Offering, or such later date specified in subparagraph 2(b). An Eligible Employee shall become a participant in an Offering by delivering an enrollment form authorizing payroll deductions. Such deductions must be either a fixed dollar amount per pay period, up to a maximum dollar amount which is less than or equal to fifteen percent (15%) of Earnings, or in whole percentages of Earnings, with a minimum percentage of one percent (1%) and a maximum percentage of fifteen percent (15%). A participant may not make additional payments into his or her account. The agreement shall be made on such enrollment form as the Company provides, and must be delivered to the Company prior to the date participation is to be effective, unless a later time for filing the enrollment form is set by the Company for all Eligible Employees with respect to a given Offering. For the Initial Offering, the time for filing an enrollment form and commencing participation for individuals who are Eligible Employees on the Offering Date for the Initial Offering shall be determined by the Company and communicated to such Eligible Employees.

        (b) A participant may decrease his or her participation level during the course of a six (6) month purchase interval one (1) time, and only by delivering notice to the Company at least ten (10) days in advance of the Purchase Date in such form as the Company prescribes; provided that a participant may (i) reduce his or her deductions to zero percent (0%) upon ten (10) days' prior notice, or within such shorter period as determined by the Board and communicated to the participants, by delivering a notice in such form as the Company provides, (ii) may increase or decrease his or her participation level at any time to become effective on the day following the next subsequent Purchase Date, or (iii) may withdraw from an Offering and receive his or her accumulated payroll deductions from the Offering (reduced to the extent, if any, such deductions have been used to acquire Common Stock for the participant on any prior Purchase Dates) without interest, at any time prior to the end of the Offering, excluding only each ten
(10) day period immediately preceding a Purchase Date, by delivering a withdrawal notice to the Company in such form as the Company provides. A participant who has withdrawn from an Offering shall not again participate in such Offering, but may participate in subsequent Offerings under the Plan in accordance with the terms thereof.

6.      PURCHASES.

        Subject to the limitations contained herein, on each Purchase Date, each participant's accumulated payroll deductions (without any increase for interest) shall be applied to the purchase of whole shares of Common Stock, up to the maximum number of shares permitted under the Plan and the Offering. "Purchase Date" shall be defined as each January 31 and July 31. The first Purchase Date under the Initial Offering shall be January 31, 2000. Notwithstanding the foregoing, if any Purchase Date falls on a day that is not a Trading Day, then such Purchase Date shall instead fall on the immediately preceding Trading Day.

7.      NOTICES AND AGREEMENTS.

        Any notices or agreements provided for in an Offering or the Plan shall be given in writing, in a form provided by the Company, and unless specifically provided for in the Plan or this Offering, shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, five (5) days after deposit in the United States mail, postage prepaid.

8.      EXERCISE CONTINGENT ON STOCKHOLDER APPROVAL.

        The rights granted under an Offering are subject to the approval of the Plan by the stockholders as required for the Plan to obtain treatment as a tax-qualified employee stock purchase plan under Section 423 of the Code and to comply with the requirements of an available exemption from potential liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") set forth in Rule 16b-3 promulgated under the Exchange Act.

9.      OFFERING SUBJECT TO PLAN.

        Each Offering is subject to all the provisions of the Plan, and its provisions are hereby made a part of the Offering, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of an Offering and those of the Plan (including interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan), the provisions of the Plan shall control.

                                  MP3.COM, INC.
                      EMPLOYEE STOCK PURCHASE PLAN ("ESPP")
                             ENROLLMENT/CHANGE FORM

                   Action                                Complete Sections:
SECTION 1:         [ ] New Enrollment                    2, 3, 6, 7
ACTIONS            [ ] Withdrawal                        2, 5, 7
                   [ ] Election Change                   2, 4, 7
                   [ ] Beneficiary Change (optional)     2, 6, 7

================================================================================
SECTION 2:
EMPLOYEE            Name _______________________________________________________
DATA                      Last                     First             MI
                    Home Address________________________________________________
                                                   Street
                    ____________________________________________________________
                          City                     State           Zip Code

                    Social Security #:  ____________--____________--____________

================================================================================
SECTION 3:
NEW                Effective:                   Payroll Deduction Amount: _____%
ENROLLMENT                                      of Earnings (whole percentage,
                   [ ] _______________, _____   maximum 15%), OR

                   [ ] Initial Offering         Dollar Amount: $_____ (maximum
                                                15% of Earnings)

================================================================================
SECTION 4:

ELECTION           Effective with the pay       Payroll Deduction Amount: _____%
CHANGE             period beginning             of Earnings (whole percentage,
                   _______________, _____:      maximum 15%), OR

                                                Dollar Amount: $_____ (max. 15%
                                                of Earnings)

================================================================================
SECTION 5:

WITHDRAWAL         Effective with the pay period beginning ____________________,
                   I withdraw from the ESPP.

                   NOTE: Your election to withdraw from the ongoing Offering cannot be changed, and you may not resume participation in the ESPP prior to the commencement of the next Offering. In connection with your withdrawal, your payroll deductions will be refunded to you as soon as practicable, without interest.

                   NOTE: If your employment terminates for any reason, you will automatically be withdrawn from the ESPP, and any payroll deductions collected and not previously used to purchase stock will automatically be refunded to you as soon as practicable.

================================================================================
SECTION 6:         Beneficiary                     Relationship of Beneficiary

BENEFICIARY
DESIGNATION
(Optional)         ____________________________     ____________________________

================================================================================

SECTION 7:
AUTHORIZATION

I hereby authorize MP3.com, Inc. to enroll me in the ESPP, to make regular payroll deductions in the amount indicated above, and to purchase shares for me. If I have elected to withdraw from the ESPP, I authorize MP3.com, Inc. to distribute my accumulated deductions to me. Any authorization for payroll deductions will continue until canceled or changed by me in accordance with the terms of the ESPP. Deductions will cease upon the termination of my status as an Employee, termination of the ESPP or upon my election to withdraw from the ESPP. I agree to be bound by the terms and provisions of the ESPP, as described in the official text of the ESPP, and any applicable offering document.



Date: ___________________          Signature:___________________________________

                               SUMMARY OF TERMS OF
                                    MP3.COM
                          EMPLOYEE STOCK PURCHASE PLAN


1.  EFFECTIVE DATE:                     Effective date of the Company's initial
                                        public offering ("IPO").

2.  EMPLOYEES ELIGIBLE:                 All employees except that part-time
                                        employees whose customary employment is
                                        for less than 20 hours per week or 5
                                        months per calendar year will be
                                        excluded. Any 5% shareholders (including options as if exercised) also will be excluded.

3.  METHOD OF PARTICIPATION:            Eligible employees may elect to have up
                                        to 15% of their "Earnings" withheld from their pay and applied under the Plan to purchase Company common stock.
                                        "Earnings" for this purpose shall mean
                                        regular salary, overtime, commissions
                                        and bonuses.

4.  OFFERING PERIODS:                   The initial Plan Offering will commence
                                        on the effective date of the Company's
                                        IPO and continue through July 31, 2001.
                                        Subsequent Offerings will be 24 months
                                        in length, with the first such Offering
                                        to begin on August 1, 2001. An Offering
                                        will automatically restart if the fair
                                        market value on the Purchase Date is
                                        lower than the fair market value of the
                                        first day of the Offering.

5.  PURCHASES:                          Purchases will take place on designated
                                        Purchase Dates during an Offering, using funds accumulated during the Purchase
                                        Period ending on such Purchase Date. The first Purchase Date will be January 31,
                                        2000 and subsequent Purchase Dates will
                                        be on each July 31 and January 31
                                        thereafter.

6.  PURCHASE PRICE:                     Lower of (1) 85% of fair market value on
                                        the first day of the Offering Period or
                                        (2) 85% of fair market value on the
                                        relevant Purchase Date. For the Initial
                                        Offering, the fair market value on the
                                        first day of the Offering Period shall
                                        be the price per share at which shares
                                        of Common Stock are first sold to the
                                        public in the Company's initial public
                                        offering as specified in the final
                                        prospectus with respect to that public
                                        offering.

7.  PARTICIPATION OF                    Employees who become eligible after
    SUBSEQUENTLY ELIGIBLE               commencement of an Offering may
    EMPLOYEES:                          participate beginning as of the day
                                        after a Purchase Date (i.e., the next
                                        February 1 or August 1).

8.  NUMBER OF SHARES                    300,000 shares (post split).
    AVAILABLE UNDER PLAN:

9.  INDIVIDUAL LIMITS:                  An employee's right to purchase shares
                                        may not accrue at a rate exceeding
                                        $25,000 per calendar year in value
                                        (determined as of the beginning of the
                                        Offering Period).

10. VESTING RESTRICTIONS:               None.

11. EMPLOYMENT TERMINATION:             Accumulated payroll deductions will be
                                        returned to a terminated employee
                                        without interest, to the extent not
                                        previously applied to purchases.



                                       2